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As filed with the Securities and Exchange Commission on December 22, 2003.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2003

PETCO Animal Supplies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23574 (Commission File Number)	33-0479906 (I.R.S. Employer Identification No.)

9125 Rehco Road
San Diego, California 92121
(Address of Principal Executive Offices, including zip code)

(858) 453-7845
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Required FD Disclosure.

        On December 22, 2003, PETCO Animal Supplies, Inc. issued a press release announcing a tender offer for up to $50,000,000 aggregate principal amount of its outstanding 10 3/4% Senior Subordinated Notes due 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by PETCO Animal Supplies, Inc. on December 22, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2003	PETCO ANIMAL SUPPLIES, INC.
	By:	/s/ JAMES M. MYERS

	Name:	James M. Myers
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by PETCO Animal Supplies, Inc. on December 22, 2003.

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  ITEM 5. Other Events and Required FD Disclosure.
  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX